UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

ALSET INC.

(Exact name of registrant as specified in its charter)

Texas	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane
Suite 210
Bethesda, Maryland 20814	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement with DSS Inc.

On June 23, 2026, Alset Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with DSS, Inc., a New York company (“DSS”) pursuant to which the Company has loaned DSS $1,000,000, in exchange for a convertible promissory note (the “Note”) and warrants to purchase 17,777,776 shares of DSS common stock (the “Warrants”). The Note, SPA, and Warrants are collectively referred to herein as the “Transaction Documents.”

The Note is payable upon demand. The Note will bear a simple interest rate of 3% per annum. Under the terms of the Note, the Company may convert any outstanding principal and interest into shares of DSS common stock at $0.45 per share upon notice prior to maturity of the Note five (5) years from the date of thereof.

The Warrants to be issued to the Company are to purchase up to 17,777,776 shares of DSS common stock at an exercise price of $0.50 per share. The Warrants expire on their third anniversary.

The Transaction Documents will require the approval of DSS’ stockholders, prior to the conversion of the Note or exercise of the Warrants.

The Company holds a significant equity interest in DSS directly and through its subsidiaries. The Company and DSS are related parties under the common control of the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, who is also the Chairman of DSS. Chan Tung Moe, a director and Co-Chief Executive Officer of the Company, is also a director of DSS. Lim Sheng Hon Danny, a director and officer of the Company, is also a director of DSS. Three of the Company’s independent directors, Joanne Wong Hiu Pan, Wong Shui Yeung, and William Wu are also directors of DSS. The Transaction Documents were approved by the Company’s Board of Directors and Audit Committee. Chan Heng Fai and Chan Tung Moe, members of the Company’s Board of Directors, recused themselves from all deliberation and voting regarding the Transaction Documents.

The foregoing is a summary only and does not purport to be complete. It is qualified in its entirety by reference to the Transaction Documents, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, between Alset Inc. and DSS, Inc., dated as of June 23, 2026
10.2	Form of Convertible Promissory Note, between Alset Inc. and DSS, Inc.
10.3	Form of Common Stock Purchase Warrant of DSS, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET INC.

Dated: June 25, 2026	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer